Exhibit 10.44

Mortgage Loan No. 16714
ENVIRONMENTAL INDEMNIFICATION AGREEMENT
THIS ENVIRONMENTAL INDEMNIFICATION AGREEMENT (this “Agreement”) is made as of November 29, 2016, by KR WMC, LLC, a Delaware limited liability company (“Borrower”), and KILROY REALTY, L.P., a Delaware limited partnership (“Guarantor”), to and for the benefit of MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (“Lender”) and for the benefit of the Lender Parties (as defined below) and, to the extent applicable under Article 13 of the Loan Agreement, for the benefit of Administrative Agent. Borrower and Guarantor are hereinafter collectively referred to as “Indemnitor”.
R E C I T A L S:
A.    Borrower and Lender entered into that certain Loan Agreement of even date herewith (as the same may be amended or modified from time to time, the “Loan Agreement”), which Loan Agreement governs a loan (the “Loan”) in the stated principal amount of One Hundred Seventy Million and No/100 Dollars ($170,000,000.00) made by Lender to Borrower, which Loan is evidenced by that certain Promissory Note of even date herewith (as the same may be amended or modified from time to time, the “Note”).
B.    The Loan is secured in part by Borrower’s interest in and to that certain real property located in the City of Los Angeles, County of Los Angeles and State of California, and described in Exhibit A attached hereto, including all improvements and personal property at any time existing on or in such real property, all as more completely described in the Mortgage (defined below) (collectively, the “Premises”), as evidenced by (i) that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as the same may be amended or modified from time to time, the “Mortgage”) with respect to the Premises, and (ii) that certain Assignment of Leases and Rents (as the same may be amended or modified from time to time, the “Assignment”) with respect to the Premises. As used herein, the Loan Agreement, the Note, the Mortgage, the Assignment, and all other instruments evidencing, securing or pertaining to the Loan, now or from time to time hereafter executed and delivered to Lender in connection with the Loan, are referred to collectively herein as the “Loan Documents”. Unless otherwise defined herein, all initially capitalized terms shall have the respective meanings ascribed to such terms in the Loan Agreement.
C.    Guarantor is a member of Borrower and will derive substantial benefits from Lender’s consummation of the Loan to Borrower.
D.    Lender has required, as a condition to making the Loan, that Indemnitor indemnify and hold Lender harmless against and from, and be responsible for paying, certain obligations for which Lender Parties may incur liability, as herein below set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor, intending to be legally bound, hereby agrees as follows:

1.    Recitals. The foregoing recitals are incorporated into this Agreement by this reference.
2.    Defined Terms. As used in this Agreement, the terms set forth below have the following meanings:
“Advances” means all sums, amounts or expenses advanced or paid and all costs incurred by Lender, as provided in this Agreement or in any other Loan Document, upon failure of Indemnitor to pay or perform any obligation or covenant contained herein or in such other Loan Documents.
“Borrower Environmental Report” has the meaning assigned to such term in Section 7(b) of this Agreement.
“Conditional Rights” has the meaning assigned to such term in Section 26 of this Agreement.
“Environmental Law” means any present or future federal, state or local law, statute, regulation, rule, decree or ordinance, and any judicial or administrative order or judgment thereunder, pertaining to human health, or environmental conditions on, in, under or about the Premises, or regulating or imposing liability or standards of conduct concerning the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of any hazardous, toxic, or dangerous waste, substance, element, compound, mixture or material, as now or at any time hereafter in effect, including, without limitation: the Comprehensive Environmental Response, Compensation and Liability Act 1980, 42 U.S.C. §§ 9601 et seq.; the Superfund Amendments and Reauthorization Act, 42 U.S.C. §§9601 et seq.; the Federal Oil Pollution Act of 1990; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §§ 6901 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq.; the Water Pollution Control Act (also known as the Clean Water Act), 33 U.S.C. §§ 1251 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. §§ 5101 et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11011, et seq., the Atomic Energy Act, 42 U.S.C. § 2011 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, as amended, 7 U.S.C. §§136 et seq.; the Safe Drinking Water Act, as amended, 42 U.S.C. §300f et seq.; the National Environmental Policy Act, as amended, 42 U.S.C. §4321 et seq.; the Solid Waste Disposal Act, as amended, 42 U.S.C. §6901 et seq.; and the River and Harbors Act of 1899, 33 U.S.C. §§401 et seq.; and the California Environmental Quality Act.
“Environmental Litigation” has the meaning assigned to such term in Section 3(b) of this Agreement.
“Environmental Violation” has the meaning assigned to such term in Section 5(d) of this Agreement.
“Equipment” has the meaning assigned to such term in the Mortgage.

“Hazardous Substance” means any material, waste or substance which is or includes any material, waste or substance which is:
(i)    included within the definitions of “hazardous substances”, “hazardous materials”, “toxic substances” or “solid waste” in or pursuant to any Environmental Law, or is subject to regulation under any Environmental Law;
(ii)    listed in the United States Department of Transportation Optional Hazardous Materials Table, 49 C.F.R. §172.101, as to date or hereafter amended, or in the United States Environmental Protection Agency List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as to date or hereafter amended; or
(iii)    toxic, explosive, radioactive, infectious or carcinogenic, including without limitation and whether or not included in such description, any asbestos containing materials, Microbial Matter, hydrocarbons, polychlorinated biphenyls, oil, or petroleum products.
“Independent Defense Events” has the meaning assigned to such term in Section 3(b) of this Agreement.
“Lender Environmental Report” has the meaning assigned to such term in Section 7(a) of this Agreement.
“Lender Parties” means Lender, Barings Real Estate Advisers LLC, Barings Real Estate Advisers Inc., and any present and future loan participants, co-lenders, loan servicers, custodians and trustees, and each of their respective directors, officers, employees, shareholders, agents, affiliates, heirs, legal representatives, successors and assigns, excluding any successor to any interest of Lender in or to the Premises, or any other Person that acquires all or part of the Premises by any sale, assignment, foreclosure or other exercise of remedies under the Mortgage or other Loan Documents or by conveyance in lieu thereof that is not Lender, any of its participants or any affiliate, nominee or designee.
“Microbial Matter” means the Release of fungi or bacterial matter which reproduces through the release of spores or the splitting of cells, including, mold, mildew and viruses, whether or not such Microbial Matter is living, which poses a threat to the health, safety or welfare of any Person or adversely affects the value of the Premises.
“Preferential Payment” has the meaning assigned to such term in Section 26 of this Agreement.
“Release” means the actual, threatened or suspected release, deposit, discharge, emission, leak, spill, seepage, migration, injection, pump, pour, empty, escape, dump or disposal of a Hazardous Substance at any time, no matter how or by whom caused, whether intentional or unintentional, foreseeable or unforeseeable.
“Remediation” means any response, remedial, removal or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance or underground storage tank, any actions to prevent, cure or mitigate any Release of a Hazardous

Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or underground storage tank.
“Subrogation Waiver” has the meaning assigned to such term in Section 24(a) of this Agreement.
3.    Indemnity.
(a)    Indemnitor shall indemnify, defend and hold Lender and the Lender Parties harmless from and against, and shall be responsible for paying, any and all claims, demands, liabilities, losses, damages, judgments, fines, penalties, costs and expenses (including reasonable attorneys’ fees, costs and expenses and all costs of collection and enforcement) directly or indirectly arising out of or attributable to: (i) a breach of any warranty or representation contained in this Agreement or in any other Loan Document relating to an Environmental Violation or a Hazardous Substance; (ii) an action against Indemnitor to enforce any of the provisions of this Agreement, in which such action Indemnitor is found to have breached any of such provisions; and (iii) any Release of a Hazardous Substance on, in, under or about the Premises or any portion thereof; (iv) all costs of any required or necessary Remediation; (v) all costs of the preparation and implementation of any plans for Remediation, closure or other required plans; and (vi) all direct, indirect and consequential damages (excluding punitive damages) arising from or relating to the items described in the preceding clauses (i) through (v). The indemnity provided in this Section 3 shall survive and be unaffected by any modification, amendment, extension, repayment, foreclosure, or deed in lieu of foreclosure of the Loan, as well as any transfer of any direct or indirect interest in Borrower or in the Premises, or the release or extinguishment of the Lien of the Mortgage. Notwithstanding anything to the contrary contained herein, this Indemnity shall not, as to any Indemnified Party, apply to any losses to the extent that a court of competent jurisdiction has determined by final and non-appealable judgment that such losses have resulted from the willful misconduct or gross negligence of such Indemnified Party.
(b)    Upon written request of any of the Lender Parties and at their sole option, Indemnitor shall immediately undertake the defense of the Lender Parties, at Indemnitor’s sole cost and expense, with counsel reasonably approved by Lender, in connection with any action or proceeding relating to any obligation set forth in this Agreement for which Indemnitor has an obligation to protect, indemnify, defend, and hold harmless the Lender Parties (collectively, “Environmental Litigation”). In the event Indemnitor refuses to undertake the defense of the Lender Parties after receiving such request, or fails to diligently and continuously conduct such defense after receiving such request, or if Indemnitor is not a party to the Environmental Litigation, or is a party to the Environmental Litigation and, in Lender’s reasonable opinion, there is a potential conflict of interest in the sharing of counsel by Indemnitor and the Lender Parties (collectively, the “Independent Defense Events”), then the Lender Parties may undertake their own defense without reducing, limiting or waiving Indemnitor’s obligations to protect, indemnify and hold harmless the Lender Parties as provided in this Agreement. The actual out-of-pocket costs reasonably incurred by the Lender Parties in undertaking their own defense due to any Independent Defense Event, including but not limited to reasonable attorneys’

fees, costs and expenses, shall constitute a portion of the indemnification obligations of Indemnitor under this Agreement. In the absence of an Independent Defense Event, the Lender Parties may elect to engage additional or different counsel at any time without reducing Indemnitor’s obligations to protect, indemnify and hold harmless the Lender Parties as provided in this Agreement, except that the actual attorneys’ fees incurred by the Lender Parties in engaging such additional or different counsel shall not constitute an indemnification duty of the Indemnitor under this Agreement.
(c)    Notwithstanding the foregoing terms of this Section 3, Indemnitor shall have no liability under this Section 3 for any violation of any Environmental Laws or any disposal of any Hazardous Substances based on any action first occurring, or condition first existing, after any foreclosure or Lender’s acceptance of a deed in lieu of foreclosure of the Mortgage, unless caused by or arising from the acts or omissions of Indemnitor, any Upstream Owner or any of their respective Affiliates or agents. In the event that Indemnitor disclaims liability under this Agreement based upon the provisions of this paragraph, Indemnitor shall be responsible, at its sole cost and expense, to prove such assertion.
(d)    The obligations of Indemnitor under this Section 3 shall terminate (other than with respect to any outstanding unfulfilled obligations or claims that have been made) on a date which is twelve (12) months after the date when the Loan is timely repaid in full with Borrower and Indemnitor having satisfied all of their payment and performance obligations under the Loan Documents, provided each of the following conditions have been fully satisfied: (1) Indemnitor delivers to Lender an environmental site assessment report acceptable to Lender prepared by a properly licensed environmental consultant acceptable to Lender evidencing no contamination by Hazardous Substances and no violation of any Environmental Laws with respect to the Premises; (2) there is no known or suspected contamination of the Premises due to any Hazardous Substances; and (3) there are no outstanding claims, suits or demands existing or threatened with respect to any Hazardous Substances or under any Environmental Laws relating to the Premises. In all other events, Indemnitor’s obligations under this Section 3 shall survive to the fullest extent and for the maximum time period permitted under applicable law.
4.    Indemnification Separate from the Loan; No Derogation of Other Available Rights; Survival.
(a)    This Agreement is given solely to protect Lender against losses, damages, costs, expenses, charges, claims and liabilities, and not as additional security for, or as a means of repayment of, the Loan. Indemnitor agrees that this Agreement is separate, independent of and in addition to the undertakings of Indemnitor pursuant to the Note, the Mortgage and the other Loan Documents. The obligations of Indemnitor under this Agreement are independent of, and shall not be measured or affected by (i) any amounts at any time owing under the Note or secured by the Mortgage, (ii) the sufficiency or insufficiency of any collateral (including, without limitation, the Premises) given to Lender to secure the Note, (iii) the consideration given by Lender or any other party in order to acquire the Premises, (iv) the modification, expiration or termination of the Mortgage or any other document or instrument securing or otherwise relating to the loan evidenced by the Note, or (v) the payment in full or other cancellation of the Note (including, without limitation, by amounts paid or credit bid at a foreclosure sale or by discharge in connection with a deed in lieu of foreclosure).

(b)    This Agreement is intended to be supplemental, and not in derogation of, Lender’s rights under California Civil Code (“Civil Code”) Section 2929.5 and California Code of Civil Procedure (“CCP”) Sections 564, 726.5 and 736 and any successor sections thereof. A separate action may be brought to enforce the provisions hereof, which shall in no way be deemed to be an action on the Note, whether or not the Loan has been repaid and whether or not Lender would be entitled to a deficiency judgment following a judicial foreclosure, trustee’s sale or UCC sale.
(c)    The obligations of Indemnitor hereunder shall not be affected by any exculpatory provisions contained in the Note or any of the other Loan Documents. Subject to Subsections 3(c) and (d) hereof, this Agreement, and all rights and obligations hereunder, shall survive performance and repayment of the obligations evidenced by and arising under the Loan Documents, surrender of the Note, reconveyance of any Mortgage, release of other security provided in connection with the Loan, trustee’s sale or foreclosure under any Mortgage and/or any of the other Loan Documents (whether by deed or other assignment in lieu of foreclosure, or otherwise), acquisition of the Premises by Lender, any other transfer of the Premises, and transfer of all of Lender’s rights in the Loan, the Loan Documents, and the Premises. Indemnitor’s obligations under this Agreement are secured by the Mortgage to the extent of the “Secured Environmental Costs” (as defined in the Mortgage) and are unsecured, whether by the Mortgage or otherwise, to the extent of the “Unsecured Environmental Costs” (as defined in the Mortgage).
5.    Warranties and Representations of Indemnitor; Covenants of Indemnitor.
(a)    Indemnitor represents and warrants to Lender regarding the Premises and Equipment as follows:
(i)    To Indemnitor’s knowledge, Indemnitor has not installed, used, generated, manufactured, produced, stored, Released, discharged or disposed of on, in, under or about the Premises, or transported to or from any portion of the Premises, any Hazardous Substance or allowed any other Person to do so, except under conditions that could not reasonably be expected to violate applicable Environmental Laws and except for cleaning supplies used in reasonable quantities and in the ordinary course of Borrower’s operation of the Premises so long as the supplies are maintained, used, stored and disposed of in accordance with all applicable Environmental Laws;
(ii)    To Indemnitor’s knowledge, there are no Hazardous Substances or underground storage tanks on, in, under or about the Premises that could reasonably be expected to violate applicable Environmental Laws, except those that are both: (A) in compliance with Environmental Laws and with permits issued pursuant thereto; and (B) fully disclosed to Lender in writing in the Environmental Report;
(iii)    To Indemnitor’s knowledge, there are no past, present or threatened material Releases of any Hazardous Substance on, in, under or about the Premises except as described in the Environmental Report;

(iv)    To Indemnitor’s knowledge, there is no threat of any material Release of Hazardous Substances migrating to or from the Premises except as described in the Environmental Report;
(v)    To Indemnitor’s knowledge, there is no present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Premises or the Equipment, except as described in the Environmental Report;
(vi)    Indemnitor does not know of, and has not received, any written notice from any Person (including a governmental entity) relating to Hazardous Substances or Remediation thereof, of possible liability of any Person pursuant to any Environmental Law, other environmental conditions in connection with the Premises or Equipment, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and
(vii)    Indemnitor has truthfully and fully made available to Lender, in writing, any and all material information relating to environmental conditions on, in, under or about the Premises that is in Indemnitor’s possession and control, including any reports relating to Hazardous Substances on, in, under or about the Premises and/or to the environmental condition of the Premises.
(b)    Indemnitor shall not install, use, generate, manufacture, produce, store, Release, discharge or dispose of on, in, under or about the Premises, or transport to or from any portion of the Premises, any Hazardous Substance, and Indemnitor shall use commercially reasonable efforts to not allow any other Person to do so, except under conditions permitted by applicable Environmental Laws, and except for ordinary and customary cleaning supplies in reasonable quantities used in the operation of the Premises so long as the supplies are maintained, used, stored and disposed of in accordance with all applicable Environmental Laws (provided however, Indemnitor’s failure to comply with the foregoing provisions shall not result in an Event of Default unless such failure is in any material respect and following the expiration of any applicable notice or cure period contemplated in the Loan Agreement). Additionally, except with the prior consent of Lender, no portion of the Premises shall be leased, used or occupied for dry cleaning operations or the storage of any chemicals used in the dry cleaning process.
(c)    Indemnitor shall keep and maintain the Premises in compliance with, and shall use commercially reasonable efforts not to cause or permit the Premises to be in violation of, applicable Environmental Laws; provided however, Indemnitor’s failure to comply with this covenant shall not result in an Event of Default unless such failure is in any material respect and following the expiration of any applicable notice or cure period contemplated in the Loan Agreement.
(d)    Indemnitor shall promptly provide notice to Lender of:
(i)    any proceeding, investigation or inquiry commenced by any governmental authority with respect to the Release of any Hazardous Substance on, in, under or about the Premises or the migration of any Hazardous Substance to or from adjoining property;

(ii)    all claims made or threatened in writing by any Person against Indemnitor, any other party occupying the Premises or any portion thereof, or the Premises, relating to any loss or injury allegedly resulting from any Hazardous Substance; and
(iii)    the discovery of any occurrence or condition on the Premises or on any real property adjoining or in the vicinity of the Premises, of which Indemnitor becomes aware, which is reasonably likely to cause the Premises or any portion thereof to be in violation of any Environmental Law or subject to any restriction on ownership, occupancy, transferability or use under any Environmental Law (each, an “Environmental Violation”); provided, however, Indemnitor’s failure to provide Lender with prompt notice of any Environmental Violation shall not result in an Event of Default unless Indemnitor fails to report any material Environmental Violation and after the expiration of any applicable notice or cure period contemplated in the Loan Agreement.
(e)    Lender may join and participate in, as a party if it so determines, any legal or administrative proceeding or action concerning the Premises or Equipment under any Environmental Law. Indemnitor shall pay or reimburse Lender on demand for all Advances and actual out-of-pocket expenses (including reasonable attorneys’ fees, costs and expenses) reasonably incurred by Lender in connection with any such action or proceeding.
6.    Environmental Matters; Remediation.
(a)    If any investigation, site monitoring, containment, cleanup, removal, restoration or other Remediation of any kind or nature is required under any applicable Environmental Law, or reasonably necessary to protect the health, safety or welfare of any occupant or transient occupant of the Premises, because of or in connection with the current or future Release of a Hazardous Substance into the air, soil, ground water, surface water; or soil vapor on, in, under or about the Premises or any portion thereof, Indemnitor shall promptly commence and diligently prosecute to completion all such Remediation. In all events, such Remediation shall be commenced within sixty (60) days after any demand therefor by Lender or such shorter period as may be required under any applicable Environmental Law.
(b)    All Remediation shall be performed by qualified, licensed, insured and reputable contractors, and under the supervision of a consulting engineer, each approved in advance by Lender, such approval not to be unreasonably withheld, delayed or conditioned. All actual out-of-pocket costs and expenses of such Remediation and of Lender’s monitoring or review of such Remediation (including reasonable attorneys’ fees, costs and expenses), in each case to the extent reasonably incurred, shall be paid by Indemnitor. If Indemnitor does not timely commence and diligently prosecute to completion the Remediation, Lender may (but shall not be obligated to) cause such Remediation to be performed. Indemnitor agrees to bear and shall pay or reimburse Lender on demand for all Advances and expenses (including reasonable attorneys’ fees, costs and expenses) relating to or incurred by Lender in connection with monitoring, reviewing or performing any Remediation.
(c)    Except with Lender’s prior consent, not to be unreasonably withheld, conditioned, or delayed, Indemnitor shall not commence any Remediation, unless required by Section 6(a) above or enter into any settlement agreement, consent decree or other compromise relating to any Hazardous Substances or Environmental Laws which might, in Lender’s reasonable judgment, impair the value of Lender’s security for the Loan. Lender’s prior consent, to such Remediation, not to be unreasonably withheld, conditioned or delayed, shall not be required, however, if the Release of Hazardous Substances on, in, under or about the Premises poses an immediate threat to the health, safety or welfare of any Person or is of such a nature that an immediate remedial response is necessary, and it is not possible to obtain Lender’s prior consent. In such event Indemnitor shall notify Lender as soon as practicable of any action taken.
7.    Environmental Matters; Inspection.
(a)    Upon at least five (5) days advance notice, which shall include (i) the submission of a written invasive investigation plan for Indemnitor’s review and approval, which approval shall not be unreasonably withheld, conditioned or delayed, and (ii) proof that Indemnitor has been named as an additional insured on the applicable insurance policy of Lender or its agents, Lender or its agents shall have the right to enter upon and inspect all or any portion of the Premises to conduct customary environmental tests, assessments, audits and soil borings. Except in an emergency, such entry shall be at reasonable times, with the advance notice described above, and subject to the rights of tenants of the Premises. Any damage to the Premises as a result of such tests or borings will be promptly and fully repaired by Lender or its agents. Lender may select a consulting engineer to conduct and prepare reports of such inspections, tests, assessments, audits and soil borings (a “Lender Environmental Report”). The inspection rights granted to Lender in this Section 7 shall be in addition to, and not in limitation of, any other inspection rights granted to Lender in this Agreement or the other Loan Documents.
(b)    If an Event of Default has occurred and is continuing or Lender has reasonable cause to believe that there has been a Release of a Hazardous Substance on, in, under or about the Premises or any Environmental Violation exists or any Hazardous Substance is migrating to or from adjoining property), promptly upon the written request of Lender, Indemnitor shall provide Lender with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable to Lender in its reasonable discretion (a “Borrower Environmental Report”), to assess with a reasonable degree of certainty whether or not any Release exists or has occurred, along with a reasonably detailed description of the potential scope of remediation and of the potential costs that may be incurred in connection with abatement, cleanup or removal of any Hazardous Substance found on, in, under, at, or within the Premises.
(c)    Indemnitor shall pay or reimburse Lender on demand for all Advances and actual out-of-pocket expenses (including reasonable attorneys’ fees, costs and expenses) reasonably incurred by Lender in connection with any Lender Environmental Report and any Borrower Environmental Report required or permitted under this Agreement in the following situations:
(i)    if Lender has reasonable grounds to believe, at the time any Lender Environmental Report is ordered or any Borrower Environmental Report is requested, that there exists any Environmental Violation, or there is a Release of a Hazardous Substance on, in, under or about the Premises or any Hazardous Substance is migrating to or from adjoining property, except under conditions permitted by applicable Environmental Laws and not prohibited by any Loan Document;
(ii)    if any such inspection reveals a violation of an Environmental Law or that a Hazardous Substance is present on, in, under or about the Premises or is migrating to or from adjoining property, except under conditions permitted by applicable Environmental Laws and not prohibited by any Loan Document;
(iii)    if Lender has reasonable grounds to believe that there is a material adverse change in the status of any Release of any Hazardous Substance on, in, under or about the Premises;
(iv)    if Lender has reasonable grounds to believe that a material adverse change in the compliance of the Premises with any Environmental Law has occurred;
(v)    if Lender is not reasonably satisfied with the results or quality of an environmental site assessment or an environmental audit report which has been prepared in connection with the Premises, with the exception of the Environmental Report required by Lender in conjunction with the making of the Loan; or
(vi)    if an Event of Default exists at the time such Lender Environmental Report is ordered or at the time the request is made for a Borrower Environmental Report.
8.    Attorneys’ Fees In addition to all other amounts payable by Indemnitor hereunder, Indemnitor hereby agrees to pay to Lender upon demand any and all reasonable Costs incurred by Lender in connection with the collection or enforcement of this Agreement, including probate, appellate and bankruptcy proceedings, any post-judgment proceedings to collect or enforce any judgment or order relating to this Agreement, and all such Costs shall be included as additional Indebtedness bearing interest at the Default Rate set forth in the Loan Agreement until paid. In any action to enforce Lender’s rights and remedies hereunder, there shall be allowed and included as additional Indebtedness all Costs which may be paid or incurred by or on behalf of Lender. For the purposes hereof “Costs” means all expenditures and expenses reasonably incurred by or on behalf of Lender including reasonable attorneys’ fees (including reasonable fees of Lender’s inside counsel), receivers’ fees, independent consultants’ fees (including environmental consultants), all costs and expenses reasonably incurred in connection with any of the foregoing. Further, all “Costs” shall include such other costs, expenses and fees as may be reasonably incurred by Lender in the protection of the Mortgaged Property in connection with this Agreement, including, reasonable attorneys’ fees, expenses and costs in any litigation or proceeding affecting this Agreement, including probate, appellate, and bankruptcy proceedings, and any post-judgment proceedings to collect or enforce any judgment or order relating to this Agreement, to obtain any court order or the appointment of a receiver to enforce Lender’s rights pursuant to Section 564 of the California Code of Civil Procedure and/or Section 2929.5 of the California Civil Code or in preparation for the commencement or defense of any action or proceeding, shall be immediately due and payable to Lender, with interest thereon at the Default Rate. This provision is separate and several, and shall survive the merger of this provision into any judgment.

9.    Joint and Several Liability. If more than one party is executing this Agreement as an Indemnitor, then each party that executes this Agreement shall be jointly and severally responsible for any and all obligations of any Indemnitor hereunder.
10.    Interest. In the event that Lender or Administrative Agent incurs any obligations, reasonable costs or expenses under this Agreement, Indemnitor shall pay Lender such costs immediately, on demand. If such payment is not received within ten (10) Business Days after demand therefor, interest on such amount shall, after the expiration of such ten (10) Business Day period, accrue at the Default Rate until such amount, plus interest, is paid in full.
11.    Consent to Jurisdiction and Venue. Indemnitor hereby submits to personal jurisdiction in the state in which the Premises are located for the enforcement of the provisions of this Agreement and irrevocably waives any and all rights to object to such jurisdiction for the purposes of litigation to enforce any provision of this Agreement. Indemnitor hereby consents to the jurisdiction of and agrees that any action, suit or proceeding to enforce this Agreement may be brought in any state or federal court in the state in which the Premises are located. Indemnitor hereby irrevocably waives any objection that it may have to the laying of the venue of any such actions, suit, or proceeding in any such court and hereby further irrevocably waives any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.
12.    Service of Process. In its filings with the Secretary of State of the State of California, Indemnitor has appointed Paracorp Incorporated, with an address at 2804 Gateway Oaks Drive, Suite 200, Sacramento, California 95833, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court and agrees that service of process upon said agent at said address and written notice of said service, and a full copy of all documents that were served, mailed or delivered to Indemnitor in the manner provided herein shall be deemed in every respect effective service of process upon Indemnitor, in any such suit, action or proceeding in connection with this Agreement. Indemnitor (a) shall give prompt notice to Lender of any change of address of its authorized agent hereunder, (b) may at any time and from time to time designate a substitute authorized agent with an office in the State where the Premises are located (which substitute agent and office shall be designated as the person and address for service of process), and (c) shall promptly designate such a substitute if its authorized agent ceases to have an office the State where the Premises are located or is dissolved without leaving a successor.
13.    Notice. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by: (i) certified or registered United States mail, postage prepaid, return receipt requested; or (ii) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery; addressed in either case as follows:

If to Lender, at the following address:
Midland Loan Servicing
10851 Mastin, Suite 300
Overland Park, Kansas 66210
Attention: Barings Servicing Group
Loan No.: 16714
With a copy to:
Massachusetts Mutual Life Insurance Company
c/o Barings
One Financial Plaza
Hartford, Connecticut 06103
Attention: Real Estate Loan Servicing
Loan No.: 16714
and:
Massachusetts Mutual Life Insurance Company
c/o Barings
One Financial Plaza
Hartford, Connecticut 06103
Attention: Real Estate Loan Servicing
Loan No.: 16714
If to Borrower, at the following address:
KR WMC, LLC
12200 West Olympic Boulevard, Suite 200
Los Angeles, California 90064
Attention: Corporate Finance
With a copy to:
Latham & Watkins LLP
355 South Grand Avenue
Los Angeles, CA 90071-1560
Attention: Glen B. Collyer

If to Guarantor, at the following address:
Kilroy Realty, L.P.
12200 West Olympic Boulevard, Suite 200
Los Angeles, California 90064
Attention: Corporate Finance
With a copy to:
Kilroy Realty, L.P.
12200 West Olympic Boulevard, Suite 200
Los Angeles, California 90064
Attention: Legal Department – Lindsay Florin
And a copy to:
Latham & Watkins LLP
355 South Grand Avenue
Los Angeles, CA 90071-1560
Attention: Glen B. Collyer
or to such other address and person as shall be designated from time to time by Lender, Borrower or Guarantor, as the case may be, in a written notice to the other parties in the manner provided for in this Section 13. A notice shall be deemed to have been given: in the case of hand delivery, at the time of actual delivery; in the case of registered or certified mail, three (3) Business Days after deposit in the United States mail; in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day. A party receiving a notice that does not comply with the technical requirements for notice under this Section 13 may elect to waive any deficiencies and treat the notice as having been properly given.
14.    Waivers.
(a)    TO THE EXTENT PERMITTED BY APPLICABLE LAW, INDEMNITOR AND LENDER (BY ITS ACCEPTANCE HEREOF) EACH HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY INDEMNITOR AND LENDER, AND EACH OF INDEMNITOR AND LENDER (BY ITS ACCEPTANCE HEREOF) ACKNOWLEDGES THAT THE OTHER PARTY HAS NOT MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. INDEMNITOR FURTHER ACKNOWLEDGES THAT INDEMNITOR HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT BY INDEPENDENT LEGAL COUNSEL SELECTED BY INDEMNITOR AND THAT INDEMNITOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

(b)    Indemnitor hereby waives to the fullest extent not prohibited by law:
(i)    Presentment, demand, protest, notice of protest, notice of dishonor and notice of non-payment, non-performance or non-observance, and notice of acceptance of this instrument, other than any notice required to be given hereunder;
(ii)    The right, if any, to the benefit of, or to direct the application of, any security held by Lender, including the Premises; and, until all of the indebtedness evidenced by the Note has been paid in full, all rights of subrogation, any right to enforce any remedy which Lender now has or hereafter may have against Indemnitor, and any right to participate in any security now or hereafter held by Lender;
(iii)    The right to require any Lender Parties to proceed against any Borrower or Indemnitor or any other person or party, or to proceed against any security now or hereafter held by Lender, or to pursue any other remedy in Lender’s power;
(iv)    The benefits, if Indemnitor is entitled to any benefits, of any or all anti-deficiency statutes or single-action legislation;
(v)    Any defense arising out of the absence, impairment, or loss of any right of reimbursement or subrogation or other right or remedy of Indemnitor against any security resulting from the exercise of election of any remedies by Lender, including a judicial foreclosure or the exercise of any power of sale, and any defense arising by reason of any disability or other defense of Indemnitor or by reason of the cessation, from any cause, of the liability of Indemnitor; and
(vi)    Any suretyship defense that may be available to such Indemnitor. Without limiting the generality of the foregoing, each Indemnitor also waives (A) any defense based upon Lender’s election to waive its lien as to all or any security for the Loan pursuant to CCP Section 726.5 or otherwise, and (B) any and all benefits which might otherwise be available to such Indemnitor under Civil Code Sections 2809, 2810, 2815, 2819, 2839, 2845 through 2850, 2899 and 3433.
Each Indemnitor understands and acknowledges that if this Agreement ever becomes or is deemed secured by real property security and Lender forecloses judicially or nonjudicially against any real property security for this Agreement, that foreclosure could impair or destroy any ability that such Indemnitor may have to seek reimbursement, contribution or indemnification from Borrower or others based on any right such Indemnitor may have of subrogation, reimbursement, contribution or indemnification for any amounts paid by such Indemnitor under this Agreement. Each Indemnitor further understands and acknowledges that in the absence of this provision, the potential impairment or destruction of such Indemnitor’s rights, if any, may entitle such Indemnitor to assert a defense to this Agreement based on CCP Section 580d as interpreted in Union Bank vs. Gradsky. By executing this Agreement, each Indemnitor freely, irrevocably and unconditionally: (i) waives and relinquishes that defense, and agrees that such Indemnitor will be fully liable under this Agreement, even though Lender may foreclose judicially or nonjudicially against any real property security for this Agreement; (ii) agrees that such Indemnitor will not assert that defense in any action or proceeding that Lender may commence to enforce this Agreement; (iii) acknowledges and agrees that the rights and defenses waived by such Indemnitor under this Agreement include any right or defense that such Indemnitor may have or be entitled to assert based upon or arising out of any one or more of the following: (A) CCP Sections 580a (which if such Indemnitor had not given this waiver, would otherwise limit such Indemnitor’s liability after any nonjudicial foreclosure sale to the difference between the obligations for which such Indemnitor is liable and the fair market value of the property or interests sold at such nonjudicial foreclosure sale rather than the actual proceeds of such sale), 580b and 580d (which if such Indemnitor had not given this waiver, would otherwise limit Lender’s right to recover a deficiency judgment with respect to purchase money obligations and after any nonjudicial foreclosure sale, respectively), or 726 (which, if such Indemnitor had not given this waiver, among other things, would otherwise require Lender to exhaust all of its security before a personal judgment may be obtained for a deficiency); or (B) Civil Code Section 2848; and (iv) acknowledges and agrees that Lender is relying on this waiver in making the Loan, and that this waiver is a material part of the consideration that Lender is receiving for making the Loan. WITHOUT LIMITING THE FOREGOING, EACH INDEMNITOR WAIVES ALL RIGHTS AND DEFENSES THAT INDEMNITOR MAY HAVE BECAUSE THIS AGREEMENT IS DEEMED OR BECOMES SECURED BY REAL PROPERTY. THIS MEANS, AMONG OTHER THINGS:
(vii)    LENDER MAY COLLECT FROM SUCH INDEMNITOR WITHOUT FIRST FORECLOSING ON ANY REAL OR PERSONAL PROPERTY COLLATERAL PLEDGED BY BORROWER; AND
(viii)    IF LENDER FORECLOSES ON ANY REAL PROPERTY COLLATERAL PLEDGED BY BORROWER:
(1)    THE AMOUNT OF LENDER’S CLAIM HEREUNDER MAY BE REDUCED ONLY BY THE PRICE FOR WHICH THAT COLLATERAL IS SOLD AT THE FORECLOSURE SALE, EVEN IF THE COLLATERAL IS WORTH MORE THAN THE SALE PRICE; AND
(2)    LENDER MAY COLLECT FROM SUCH INDEMNITOR EVEN IF LENDER, BY FORECLOSING ON THE REAL PROPERTY COLLATERAL, HAS DESTROYED ANY RIGHT SUCH INDEMNITOR MAY HAVE TO COLLECT FROM BORROWER.
THIS IS AN UNCONDITIONAL AND IRREVOCABLE WAIVER OF ANY RIGHTS AND DEFENSES SUCH INDEMNITOR MAY HAVE IF THIS AGREEMENT IS DEEMED OR BECOMES SECURED BY REAL PROPERTY. THESE RIGHTS AND DEFENSES INCLUDE, BUT ARE NOT LIMITED TO, ANY RIGHTS OR DEFENSES BASED UPON CCP SECTIONS 580a, 580b, 580d, OR 726.
(c)    The failure of Lender to insist upon strict compliance with any of the terms hereof shall not be considered to be a waiver of any such terms, nor shall it prevent Lender from insisting upon strict compliance with this Agreement or any of the other Loan Documents at any time thereafter.

15.    Severability. All rights, powers and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent (but only to the extent) necessary so that they will not render this Agreement invalid or unenforceable. If any term, covenant, condition, or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remaining terms, covenants, conditions and provisions of this Agreement, or the application of such term, covenant, condition or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this Agreement shall be modified and/or limited to the extent necessary to render the same valid and enforceable to the fullest extent permitted by law.
16.    Inconsistencies Among the Loan Documents. Nothing contained herein is intended to modify in any way the obligations of Indemnitor under the Loan Agreement, the Note, the Mortgage or any other Loan Document. Any inconsistencies, subject to the prior sentence, among the Loan Documents shall be construed, interpreted and resolved so as to benefit Lender, and Lender’s election of which interpretation or construction is for Lender’s benefit shall govern.
17.    Successors and Assigns. This Agreement shall be binding upon Indemnitor’s successors and assigns and shall inure to the benefit of Lender, the Lender Parties and their respective successors and assigns, and shall survive payment of the Loan, foreclosure, deed-in-lieu of foreclosure and any other transfer of the Premises or any interest therein, subject to Subsections 3(c) and (d), hereof.
18.    Governing Law. In all respects, including, without limitation, matters of construction and performance of this Agreement and the obligations arising hereunder, this Agreement shall be governed by, and construed in accordance with, the laws of the state in which the Premises is located applicable to contracts and obligations made and performed in such state and any applicable laws of the United States of America. Interpretation and construction of this Agreement shall be according to the contents hereof and without presumption or standard of construction in favor of or against Indemnitor or Lender.
19.    Time of the Essence. Time shall be of the essence in the performance of all obligations of Indemnitor under this Agreement and every other Loan Document.
20.    Legal Construction.
(a)    All terms contained herein shall be construed, whenever the context of this agreement so requires, so that the singular number shall include the plural, and the plural the singular, and the use of any gender shall include all genders.
(b)    The terms “include” and “including” as used in this Agreement shall be construed as if followed by the phrase “without limitation”.
(c)    Any provision of this Agreement permitting the recovery of attorneys’ fees and costs shall be deemed to include such fees and costs incurred in all appellate proceedings.

21.    Unimpaired Liability. The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and subject to the proviso in Section 23(b) of this Agreement, Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Loan Agreement, the Mortgage or any other Loan Document. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents, (ii) any sale or transfer of all or part of the Premises, (iii) any exculpatory provision in the Note, the Loan Agreement, the Mortgage, or any other Loan Document limiting Lender Parties’ recourse to the Premises or to any other security for the Loan, or limiting Lender Parties’ rights to a deficiency judgment against Borrower or Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by any Indemnitor or Borrower under the this Agreement, the Note, the Loan Agreement, the Mortgage or any other Loan Document, (v) the release of Indemnitor or any other person or party from performance or observance of any of the agreements, covenants, terms or condition contained in any other Loan Document by operation of law, Lender’s voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Loan, or (vii) Lender’s failure to record the Mortgage or file any UCC financing statements (or Lender’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Loan; and, in any such case, whether with or without notice to Indemnitor and with or without consideration. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any Indemnitor not so released.
22.    Availability of Other Remedies. It is understood and agreed by Indemnitor that: any rights and remedies Lender Parties may have under this Agreement, as well as any duties and obligations of Indemnitor under this Agreement, are each in addition to and independent of and shall not in any manner whatsoever supersede, replace, diminish, toll or abrogate, or be superseded, replaced, diminished, tolled or abrogated by any (A) rights and remedies Lender Parties may at any time have under this or any other documents or agreements or insurance policies, or as may be generally available at law or in equity, including, but not limited to, the right to contribution which Lender Parties may have against Indemnitor, or any other person or party, under any applicable Environmental Law, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601 et seq. and the Superfund Amendments and Reauthorization Act, 42 U.S.C. § 9601 et seq., each as amended from time to time, or any other applicable federal, State or local laws, rules or regulations, or (B) any duties and obligations of any one or more of Indemnitor under this or any other documents or agreements or insurance policies, or as may be generally imposed by law or in equity.
23.    Bankruptcy.
(a)    The obligations of Indemnitor hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower, Indemnitor, any other guarantor (which term shall include any other party at any time directly or contingently liable for any of Borrower’s obligations under the Loan Documents) or any affiliate of Borrower or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not Indemnitor shall have had notice or knowledge of any of the foregoing.
(b)    Notwithstanding any modification, discharge or extension of the maturity date of the Loan, or any amendment, modification, stay or cure of Lender’s rights under the Loan Agreement, the Note, Mortgage or any other Loan Document which may occur in any bankruptcy or reorganization case or proceeding affecting Borrower, whether permanent or temporary, and whether or not assented to by Lender, Indemnitor hereby agrees that Indemnitor shall be obligated hereunder to pay the amounts due hereunder in accordance with the terms of this Agreement as in effect on the date hereof; provided that no such amendment or modification of any provisions affecting the obligations and liabilities for which Indemnitor may be required to indemnify hereunder shall be binding on Indemnitor unless Indemnitor has consented to such amendment or modification.
(c)    Indemnitor agrees that to the extent that Borrower makes a payment or payments to Lender with respect to any claim indemnified against Indemnitor herein, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reasons, to be repaid or paid over to a custodian, trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect as if such payment had not been made and Indemnitor shall be primarily liable for this obligation.
24.    Subrogation Waiver/Subordination.
(a)    Notwithstanding any provision to the contrary contained in the other Loan Documents or this Agreement, Indemnitor hereby unconditionally and irrevocably waives until all obligations under the Loan Documents have been paid and performed in full and all applicable preference periods and fraudulent transfer periods have expired, (i) any and all rights of subrogation (whether arising under contract, 11 U.S.C. §509 or otherwise), to the claims, whether existing now or arising hereafter, Lender may have against Borrower, and (ii) any and all rights of reimbursement, contribution or indemnity against Borrower or any future guarantors of any obligations under the Loan Documents) which may have heretofore arisen or may hereafter arise in connection with any guaranty or pledge or grant of any lien or security interest made in connection with any obligations under the Loan Documents. Indemnitor hereby acknowledges that the waiver contained in the preceding sentence (the “Subrogation Waiver”) is given as an inducement to Lender to enter into the Loan Documents and, in consideration of Lender’s willingness to enter into the Loan Documents, Indemnitor agrees not to amend or modify in any way the Subrogation Waiver without Lender’s prior written consent. If any amount shall be paid to Indemnitor on account of any claim set forth at any time when all of the obligations under the Loan Documents shall not have been paid or performed in full, such amount shall be held in trust by Indemnitor for Lender’s benefit, shall be segregated from the other funds of Indemnitor and shall forthwith be paid over to Lender to be applied in whole or in part by Lender against such obligations, whether matured or unmatured in accordance with Section 2.7(c) of the Loan Agreement. Nothing contained herein is intended or shall be construed to give to Indemnitor any rights of subrogation or right to participate in any way in

Lender’s rights, title or interest in the Loan Documents, notwithstanding any payments made by Indemnitor under this Agreement, all such rights of subrogation and participation being hereby expressly waived and released until all obligations under the Loan Documents have been paid and performed in full and all applicable preference periods and fraudulent transfer periods have expired.
(b)    In the event that Indemnitor shall advance or become obligated to pay any sums with respect to any obligation hereby guaranteed or in the event that for any reason whatsoever Borrower or any subsequent owner of the collateral securing the Loan is now, or shall hereafter become, indebted to Indemnitor, Indemnitor agrees that the amount of such sums and of such indebtedness together with all interest thereon, shall at all times be subordinate as to the lien, time of payment and in all other respects, to all sums, including principal, interest and other amounts, at any time owing to Lender under any of the Loan Documents and that Indemnitor shall not be entitled to enforce or receive payment thereof until all such sums owing to Lender have been paid. Nothing herein contained is intended or shall be construed to give to Indemnitor any right to participate in any way in the right, title or interest of Lender in or to the collateral securing the Loan, notwithstanding any payments made by Indemnitor under this Agreement, all such rights of participation being hereby expressly waived and released.
25.    No Third Party Beneficiary. The terms of this Agreement are for the sole and exclusive protection and use of the Lender Parties. Except as provided herein, no party shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the use and benefit of any third-party.
26.    Indemnitor’s Subordination. From and after the date that any claim hereunder shall have been made by any of the Lender Parties, and continuing until any such claim shall have been paid in full or there has been a final determination (which shall mean a non appealable determination, or where any right of appeal exists, it has been allowed to lapse) that such claim is not valid, notwithstanding any other provision of this Agreement to the contrary, Indemnitor hereby subordinates to Lender Parties’ rights under this Agreement and the other Loan Documents, any claim or other rights which Indemnitor may now have or hereafter acquire against Borrower or any guarantor of all or any of the Loan that arise from the existence or performance of Indemnitor’s obligations under this Agreement (all such claims and rights are referred to as Indemnitor’s “Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, contribution, or indemnification, and any right to participate in any claim or remedy of Lender Parties against Borrower or any collateral which Lender Parties now have or hereafter acquire, whether or not such claim, remedy or right of Indemnitor arises by contract or in equity or under law, by virtue of any payment made by Indemnitor hereunder, including without limitation, the right to take or receive from Indemnitor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Indemnitor hereunder on account of any such Indemnitor’s Conditional Rights and either (i) such amount is paid to such Indemnitor at any time when the Loan shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such Indemnitor, any payment made by Indemnitor to Lender is at any time determined to be a preference or a Preferential Payment (hereinafter defined) under the terms of any bankruptcy or insolvency laws, rules, regulations, orders or decrees, then such amount paid to Indemnitor shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Loan, whether matured or unmatured, in accordance with Section 2.7(c) of the Loan Agreement. As used herein, the term “Preferential Payment” shall mean any payment all or any part of which is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other entity, whether pursuant to any bankruptcy or fraudulent transfer act or other similar act or law.
27.    Subrogation. Indemnitor shall take any and all reasonable actions, including institution of legal action against third parties, necessary or appropriate to obtain reimbursement, payment or compensation from such persons responsible for the presence of any Hazardous Substances at, in, on, under or near the Premises, or for which it might otherwise obligated by law to bear the cost. Lender Parties shall be and hereby are subrogated to all of Indemnitor’s rights now or hereafter in such claims.
28.    Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same original agreement.

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IN WITNESS WHEREOF, Indemnitor has executed this Agreement as of the date first above written.

INDEMNITOR:

KR WMC, LLC, a Delaware limited liability company

By:	Kilroy Realty, L.P., a Delaware limited partnership its sole managing member

By:	Kilroy Realty Corporation, a Maryland corporation, its general partner

By:	/s/ Tyler H. Rose
Name: Tyler H. Rose Title: Executive Vice President and Chief Financial Officer
By:	/s/ Michelle Ngo
Name: Michelle Ngo Title: Senior Vice President and Treasurer

KILROY REALTY, L.P., a Delaware limited partnership

By:	Kilroy Realty Corporation, a Maryland corporation, its general partner

By:	/s/ Tyler H. Rose
Name: Tyler H. Rose Title: Executive Vice President and Chief Financial Officer
By:	/s/ Michelle Ngo
Name: Michelle Ngo Title: Senior Vice President and Treasurer

S-1

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) ss:
COUNTY OF Los Angeles	)

On November 22, 2016 before me, Yuson Shin
Notary Public                (insert name and title of the officer),
personally appeared Tyler H. Rose and Michelle Ngo , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) ~~is~~/are subscribed to the within instrument and acknowledged to me that ~~he/she~~/they executed the same in ~~his/her~~/their authorized capacity(ies), and that by ~~his/her~~/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature: /s/ Yuson Shin

[Seal]

N-1

EXHIBIT A
PREMISES

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1: (PORTION OF APN: 4259-025-008)
THE WESTERLY 265 FEET OF THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES. ON A MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THEREFROM THAT PORTION IN OLYMPIC BOULEVARD, BEING THAT PART LYING NORTHERLY OF THE SOUTH LINE OF THE LAND DESCRIBED IN DEED TO THE STATE OF CALIFORNIA, RECORDED IN BOOK 22517 PAGE 425, OFFICIAL RECORDS.
PARCEL 2: (PORTION OF APN: 4259-025-008)
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, ON MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREOF SOUTH 76° 12’ 45” WEST 504.08 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT, SAID POINT BEING THE SOUTHWESTERLY CORNER OF THE LAND CONVEYED TO HOWE AND COMPANY, A CO-PARTNERSHIP, BY DEED RECORDED APRIL 18, 1946 IN BOOK 23126 PAGE 7, OFFICIAL RECORDS, AS INSTRUMENT NO. 323; THENCE ALONG THE WESTERLY LINE OF SAID LAND NORTH 13° 41’ 45” WEST TO THE SOUTHERLY LINE OF THE LAND DESCRIBED IN PARCEL NO. 20 OF CASE NO. 50830 ENTERED IN SUPERIOR COURT OF LOS ANGELES COUNTY; THENCE WESTERLY ALONG SAID SOUTHERLY LINE BEING A CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 9945.00 FEET, TO THE EASTERLY LINE OF THE WESTERLY 265 FEET OF SAID LOT 27; THENCE ALONG SAID EASTERLY LINE SOUTH 13° 41’ 45” EAST TO THE SOUTHERLY LINE OF SAID LOT; THENCE ALONG SAID SOUTHERLY LINE NORTH 76° 12’ 45” EAST TO THE POINT OF BEGINNING.
PARCEL 3: (PORTION OF APN: 4259-025-018)
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT IN THE CITY OF LOS ANGELES, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREES REPORT IN CASE NO- B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS

FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 310.32 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 27, SOUTH 76° 12’ 45” WEST 193.76 FEET; THENCE NORTH 13° 41’ 45” WEST 245.69 FEET TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL “A” IN THE DEED TO THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS; THENCE ALONG SAID SOUTHERLY LINE, NORTH 78° 03’ EAST 50.00 FEET; THENCE SOUTH 44° 13’ 35” EAST 283.15 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM THAT PORTION OF SAID LAND LYING NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE:
BEGINNING IN THE SOUTHERLY LINE OF SAID LOT, DISTANT SOUTH 76° 12’ 45” WEST 444.33 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE NORTH 13° 41’ 45” WEST 183 FEET; THENCE SOUTH 76° 18’ 15” WEST 26.25 FEET; THENCE NORTH 13° 41’ 45” WEST 43.98 FEET; THENCE NORTH 44° 12’ 35” WEST 5.5 FEET; THENCE NORTH 13° 41’ 45” WEST TO SAID SOUTH LINE OF OLYMPIC BOULEVARD.
ALSO EXCEPT THEREFROM THAT PORTION OF SAID LAND INCLUDED WITHIN THE PROPERTY CONVEYED TO THE STATE OF CALIFORNIA, BY GRANT DEED MADE AND EXECUTED JUNE 10, 1946, RECORDED AUGUST 20, 1946 IN BOOK 23552 PAGE 383, OFFICIAL RECORDS, SPECIFICALLY COVERING THE FOLLOWING DESCRIBED PROPERTY:
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT ON THAT CERTAIN MAP FILED AS EXHIBIT “B” WITH REFEREES REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT OF THE STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHWESTERLY CORNER OF THE LAND CONVEYED TO HOWE AND COMPANY BY DEED FROM CORA MAY JANKOWSKY, RECORDED APRIL 18, 1946 IN BOOK 23126 PAGE 7 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID POINT ALSO BEING A POINT IN THAT COURSE IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, DESCRIBED IN PARCEL “A” IN DEED TO THE CITY OF LOS ANGELES, RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS, AS HAVING A BEARING OF NORTH 78° 03’ 29” EAST; THENCE ALONG SAID SOUTHERLY LINE NORTH 76° 03’ EAST 50.00 FEET TO A POINT; THENCE SOUTH 44° 13’ 35” EAST 11.83 FEET TO THE INTERSECTION THEREOF WITH A LINE PARALLEL WITH AND DISTANT 10.00 FEET SOUTHERLY MEASURED NORMALLY, FROM SAID COURSE IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD; THENCE ALONG SAID PARALLEL LINE, SOUTH 78° 03’ WEST 29.99 FEET; THENCE LEAVING SAID PARALLEL LINE, WESTERLY ALONG A CURVE CONCAVE SOUTHERLY, TANGENT TO THE LAST DESCRIBED COURSE AND HAVING A RADIUS OF 9945.00 FEET, THROUGH AN ANGLE OF 0° 09’ AN ARC DISTANCE OF 26.04 FEET TO A POINT IN THE WESTERLY LINE OF SAID LAND CONVEYED TO HOWE AND COMPANY; THENCE ALONG SAID WESTERLY LINE,

NORTH 13° 41’ 45” WEST 10.04 FEET TO SAID POINT OF BEGINNING.
PARCEL 4: (PORTION OF APN: 4259-025-018)
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 310.32 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 27, SOUTH 76° 12’ 45” WEST 193.76 FEET; THENCE NORTH 13° 41’ 45” WEST 245.69 FEET TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL “A” IN THE DEED TO THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS; THENCE ALONG SAID SOUTHERLY LINE, NORTH 78° 03’ EAST 50.00 FEET; THENCE SOUTH 44° 13’ 35” EAST 283.15 FEET TO THE POINT OF BEGINNING,
EXCEPT THEREFROM THAT PORTION OF SAID LAND LYING SOUTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:
BEGINNING IN THE SOUTHERLY LINE OF SAID LOT, DISTANT SOUTH 76° 12’ 45” WEST 444.33 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE NORTH 13° 41’ 45” WEST 183 FEET; THENCE SOUTH 78° 18’ 15” WEST 26.25 FEET; THENCE NORTH 13° 41’ 45” WEST 43.98 FEET; THENCE NORTH 44° 12’ 35” WEST 5.5 FEET; THENCE NORTH 13°41’45” WEST TO SAID SOUTH LINE OF OLYMPIC BOULEVARD.
ALSO EXCEPT THEREFROM THAT PORTION OF SAID LAND INCLUDED WITHIN THE PROPERTY CONVEYED TO THE STATE OF CALIFORNIA, BY GRANT DEED MADE AND EXECUTED THE 10TH OF JUNE, 1946, SPECIFICALLY COVERING THE FOLLOWING DESCRIBED PROPERTY:
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA SHOWN, AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, ON THAT CERTAIN MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT OF THE STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHWESTERLY CORNER OF THE LAND CONVEYED TO HOWE AND COMPANY BY DEED FROM CORA MAY JANKOWSKY, RECORDED APRIL 18, 1946 IN BOOK 23126 PAGE 7 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID POINT ALSO BEING A POINT IN THAT COURSE IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, DESCRIBED IN PARCEL “A” IN DEED TO THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS, AS HAVING A BEARING OF NORTH 78° 03’ 29” EAST; THENCE ALONG SAID SOUTH LINE NORTH 78° 03’ EAST 50.00 FEET TO A POINT; THENCE SOUTH 44° 13’ 35” EAST 11.83 FEET TO THE INTERSECTION THEREOF WITH A LINE PARALLEL WITH AND DISTANT 10.00 FEET SOUTHERLY MEASURED NORMALLY, FROM SAID COURSE IN THE SOUTHERLY

LINE OF OLYMPIC BOULEVARD; THENCE ALONG SAID PARALLEL LINE, SOUTH 78’ 03’ WEST 29.99 FEET; THENCE LEAVING SAID PARALLEL LINE, WESTERLY ALONG A CURVE CONCAVE SOUTHERLY, TANGENT TO THE LAST DESCRIBED COURSE AND HAVING A RADIUS OF 9945.00 FEET, THROUGH AN ANGLE OF 0° 09’ AN ARC DISTANCE OF 26.04 FEET TO A POINT IN THE WESTERLY LINE OF SAID LAND CONVEYED TO HOWE AND COMPANY; THENCE ALONG SAID WESTERLY LINE, NORTH 13° 41’ 45” WEST 10.04 FEET TO SAID POINT OF BEGINNING.
PARCEL 5: (PORTION OF APN: 4259-025-018)
THAT PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE RANCHO SAN VICENTE Y SANTA MONICA, IN THE CITY OF LOS ANGELES. AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS NOW ESTABLISHED, 110 FEET WIDE WITH THE NORTHEASTERLY LINE OF SAID LOT 27, SAID SOUTHERLY LINE BEING DESCRIBED IN DEED TO THE STATE OF CALIFORNIA RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG SAID SOUTHERLY LINE SOUTH 78° 03’ 00” WEST 139.75 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ON SAID SOUTHERLY LINE OF OLYMPIC BOULEVARD SOUTH 78° 03’ 00” WEST 50.00 FEET TO THE SOUTHWESTERLY BOUNDARY OF THE LAND CONVEYED BY DEED RECORDED IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG THE BOUNDARY OF SAID LAND SOUTH 44° 13’ 35” EAST 125.00 FEET; THENCE NORTH 78° 03’ 00” EAST AND PARALLEL TO SAID SOUTHERLY LINE OF OLYMPIC BOULEVARD 50.00 FEET; THENCE NORTH 44° 13’ 35” WEST 125.00 FEET TO THE TRUE POINT OF BEGINNING.
PARCEL 6: (PORTION OF APN: 4259-025-018)
THAT PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 27; THENCE NORTH 44° 12’ 55” WEST ALONG THE NORTHEASTERLY LINE OF SAID LOT, A DISTANCE OF 271.39 FEET TO A POINT IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL “A” IN DEED TO THE CITY OF LOS ANGELES, RECORDED IN BOOK 13947 PAGE 107, OFFICIAL RECORDS; THENCE SOUTH 78° 03’ WEST ALONG SAID SOUTHERLY LINE A DISTANCE OF 189.75 FEET; THENCE SOUTH 44° 13’ 35” EAST PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT, A DISTANCE OF 278.45 FEET TO A POINT IN THE SOUTHERLY LINE OF SAID LOT; THENCE NORTH 76° 12’ 45” EAST ALONG SAID SOUTHERLY LINE 186.17 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM THE NORTHERLY 10 FEET OF SAID LAND, SAID NORTHERLY 10 FEET BEING DESCRIBED IN THE LAND GRANTED TO THE STATE OF CALIFORNIA, BY DEED RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL

RECORDS IN THE OFFICE OF SAID COUNTY RECORDER.
ALSO EXCEPT THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS NOW ESTABLISHED, 110 FEET WIDE WITH THE NORTHEASTERLY LINE OF SAID LOT 27, SAID SOUTHERLY LINE BEING DESCRIBED IN DEED TO THE STATE OF CALIFORNIA RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG SAID SOUTHERLY LINE SOUTH 78° 03’ 00” WEST 139.75 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ON SAID SOUTHERLY LINE OF OLYMPIC BOULEVARD SOUTH 78° 03’ 00” WEST 50.00 FEET TO THE SOUTHWESTERLY BOUNDARY OF THE LAND CONVEYED BY DEED RECORDED IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG THE BOUNDARY OF SAID LAND SOUTH 44° 13’ 35” EAST 125.00 FEET; THENCE NORTH 78° 03’ 00” EAST AND PARALLEL TO SAID SOUTHERLY LINE OF OLYMPIC BOULEVARD 50.00 FEET; THENCE NORTH 44° 13’ 35” WEST 125.00 FEET TO THE TRUE POINT OF BEGINNING.
ALSO EXCEPT THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:
THAT PORTION OF THE LAND DESCRIBED IN THE GRANT DEED RECORDED IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS OF SAID COUNTY, LYING EASTERLY AND NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 100.52 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE LEAVING SAID SOUTHERLY LINE NORTH 13° 47’ 15” EAST 164.20 FEET TO A LINE PARALLEL WITH AND 3.40 FEET SOUTHWESTERLY OF THE NORTHEASTERLY LINE OF SAID LOT; THENCE ALONG SAID PARALLEL LINE NORTH 44° 13’ 35” WEST 69.27 FEET TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS NOW ESTABLISHED, 110 FEET WIDE, AS DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS OF SAID COUNTY.
PARCEL 7: (PORTION OF APN: 4259-025-018)
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF SUPERIOR COURT, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 186.17 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT, SAID POINT BEING THE SOUTHWESTERLY CORNER OF THE LAND CONVEYED TO HENRY O. GALLEN BY DEED RECORDED MAY 17, 1940 IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS; THENCE STILL CONTINUING ALONG THE SOUTHERLY LINE OF SAID LOT 27, SOUTH 76° 12’ 45” WEST 124.15 FEET TO A POINT; THENCE NORTH 44° 13’ 35” WEST 283.15 FEET, MORE OR LESS, TO A POINT IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL “A” IN DEED TO CITY OF LOS ANGELES, RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS; THENCE ALONG THE SOUTHERLY LINE, NORTH 78° 03’ 00”

EAST 126.60 FEET TO THE NORTHWESTERLY CORNER OF SAID HENRY O. GALLEN LAND; THENCE SOUTH 44° 13’ 35” EAST ALONG THE WESTERLY LINE OF SAID LAND 278.45 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM THE NORTHWEST 10 FEET OF SAID LAND CONVEYED TO THE STATE OF CALIFORNIA BY DEED RECORDED JUNE 5, 1946 IN BOOK 23218 PAGE 409 OF OFFICIAL RECORDS.
PARCEL 8: (PORTION OF APN: 4259-025-019)
THAT PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT IN THE RANCHO SAN VICENTE Y SANTA MONICA, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
THAT PORTION OF THE LAND DESCRIBED IN THE GRANT DEED RECORDED IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS OF SAID COUNTY, LYING EASTERLY AND NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 100.52 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE LEAVING SAID SOUTHERLY LINE NORTH 13° 47’ 15” EAST 164.20 FEET TO A LINE PARALLEL WITH AND 3.40 FEET SOUTHWESTERLY OF THE NORTHEASTERLY LINE OF SAID LOT; THENCE ALONG SAID PARALLEL LINE NORTH 44° 13’ 35” WEST 69.27 FEET TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS NOW ESTABLISHED, 110 FEET WIDE, AS DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS OF SAID COUNTY.
EXCEPT THEREFROM THE NORTHERLY 10 FEET OF SAID LAND, SAID NORTHERLY 10 FEET BEING DESCRIBED IN THE LAND GRANTED TO THE STATE OF CALIFORNIA, BY DEED RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER.
PARCEL 9: (PORTION OF APN: 4259-025-019)
THAT PORTION OF THE RANCHO SAN VINCENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 28 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ON A MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT, IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE NORTHEASTERLY LINE OF SAID LOT 28, WITH THE SOUTHEASTERLY LINE OF THAT CERTAIN STRIP OF LAND 10.00 FEET WIDE, AS DESCRIBED IN PARCEL NO. 2 IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED ON AUGUST 10, 1945 AS INSTRUMENT NO. 2504 IN BOOK 22095 PAGE 427, OFFICIAL RECORDS OF SAID COUNTY; THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY LINE OF SAID LOT 28, A DISTANCE OF 136.00 FEET; THENCE WESTERLY PARALLEL WITH SOUTHERLY LINE OF SAID LOT 28, A

DISTANCE OF 190.00 FEET; THENCE NORTHWESTERLY IN A DIRECT LINE TO A POINT ON THE SOUTHEASTERLY LINE OF SAID LAST MENTIONED DEED, A DISTANT SOUTHWESTERLY THEREON 118.50 FEET FROM THE POINT OF BEGINNING; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE, 118.50 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM 50 PERCENT OF ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED IN THE DEED FROM CITIZENS NATIONAL TRUST AND SAVINGS BANK, DATED APRIL 30, 1943, AND RECORDED MAY 21, 1943, AS INSTRUMENT NO. 40 IN BOOK 20044 PAGE 61, OFFICIAL RECORDS.
PARCEL 10: (PORTION OF APN: 4259-025-019)
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 28 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ON MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT, IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 28; THENCE WESTERLY ALONG THE SOUTHERLY LINE THEREOF, 380.44 FEET OF THE MOST SOUTHERLY CORNER OF SAID LOT 28; THENCE NORTHWESTERLY ALONG THE SOUTHWESTERLY LINE THEREOF, TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL A OF DEED TO THE CITY OF LOS ANGELES, RECORDED IN BOOK 13947 PAGE 107, OFFICIAL RECORDS OF SAID COUNTY; THENCE EASTERLY ALONG SAID LAST MENTIONED SOUTHERLY LINE AND ITS EASTERLY PROLONGATION THEREOF, TO THE NORTHEASTERLY LINE OF SAID LOT 28; THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY LINE, 256.31 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM THE NORTHERLY 10 FEET WITHIN THE LINES OF OLYMPIC BOULEVARD, AS GRANTED TO THE STATE OF CALIFORNIA, BY DEED RECORDED AUGUST 10, 1945 AS INSTRUMENT NO. 2504 IN BOOK 22095 PAGE 427, OFFICIAL RECORDS.
ALSO EXCEPT THEREFROM THAT PORTION THEREOF, DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE NORTHEASTERLY LINE OF SAID LOT 28, WITH THE SOUTHEASTERLY LINE OF THAT CERTAIN STRIP OF LAND 10.00 FEET WIDE, AS DESCRIBED IN PARCEL NO. 2, IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED ON AUGUST 10, 1945 AS INSTRUMENT NO. 2504 IN BOOK 22095 PAGE 427, OFFICIAL RECORDS OF SAID COUNTY; THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY LINE OF SAID LOT 28, A DISTANCE OF 136.00 FEET; THENCE WESTERLY PARALLEL WITH THE SOUTHERLY LINE OF SAID LOT 28, A DISTANCE OF 190.00 FEET; THENCE NORTHWESTERLY IN A DIRECT LINE TO A POINT ON THE SOUTHEASTERLY LINE OF SAID LAST MENTIONED DEED, DISTANT SOUTHWESTERLY THEREON 118.50 FEET FROM THE POINT OF BEGINNING; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE, 118.50 FEET TO THE POINT OF BEGINNING.
ALSO EXCEPT THEREFROM 50 PERCENT OF ALL OIL, GAS AND OTHER

HYDROCARBON SUBSTANCES, AS RESERVED IN THE DEED FROM CITIZENS NATIONAL TRUST AND SAVINGS BANK, DATED APRIL 30, 1943 AND RECORDED MAY 21, 1943 AS INSTRUMENT NO. 40 IN BOOK 20044 PAGE 61, OFFICIAL RECORDS.